UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):    January 13, 2014

Oxford Industries, Inc.
(Exact name of registrant as specified in its charter)

Georgia	001-04365	58-0831862
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

999 Peachtree Street, N.E., Ste. 688, Atlanta, GA		30309
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:    (404) 659-2424

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.

In this Current Report on Form 8-K, Oxford Industries, Inc. (the “Company”) is furnishing materials which the Company will use during its presentation at the 16th Annual ICR XChange Conference on January 14, 2014. The presentation materials are attached hereto as Exhibit 99.1 and include information that the Company may disclose during meetings starting January 13, 2014.
As announced by the Company in its press release on January 2, 2014, the Company’s presentation at the 16th Annual ICR XChange Conference is scheduled to begin at 2:00 p.m., Eastern time, on January 14, 2014 and will be broadcast on the Internet. The broadcast can be accessed from the Company’s website at www.oxfordinc.com.
The information contained in this Form 8-K (including Exhibit 99.1) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise be subject to the liabilities of that section, nor shall it be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Investor Presentation, dated January 14, 2014

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OXFORD INDUSTRIES, INC.

Date: January 13, 2014	By	/s/ Thomas E. Campbell
Name: Thomas E. Campbell
Title: Senior Vice President-Law and Administration, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	Investor Presentation, dated January 14, 2014